Securities and Exchange Commission

                     Washington, DC  20549

                            Form 8-K

                         Current Report

             Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act 1934


               Date of Report September 24, 1997
               (Date of earliest event reported)



                    CalEnergy Company, Inc.
     (Exact name of registrant as specified in its charter)



    Delaware                     1-9874               94-2213782
(State of other          (Commission File             (IRS Employer
 jurisdiction of         Number)                      Identification No.)
 incorporation)



 302 South 36th Street, Suite 400,                 Omaha, NE  68131
              (Address of principal executive offices)       Zip Code




Registrant's Telephone Number, including area code:    (402) 341-4500




                              N/A
 (Former name or former address, if changed since last report)


Item 5.  Other Events

     On September 24, 1997, the Registrant announced that, in light of recent Indonesian government announcements regarding the possible delay of certain private power contracts due to fluctuations in the value of the Indonesian currency, it had received assurances from Indonesian government officials confirming the status of its Indonesia geothermal projects and that its existing construction schedule for such projects should be unaffected. A Press release issued by the Registrant is attached hereto as Exhibit 1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

Exhibit 1 - Press Release dated September 24, 1997

                           SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CalEnergy Company, Inc.




                                    By: \s\ Douglas L. Anderson
                                        Douglas L. Anderson
                                        Assistant General Counsel
                                        and Assistant Secretary

Dated: September 24, 1997